UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

LKA International, Inc.
 (Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-17106 (Commission File Number)	91-1428250 (IRS Employer I.D. No.)

3724  47th Street Ct.  N.W.
Gig Harbor, Washington  98335
 (Address of principal executive offices)

(253) 851-7486
(Registrant’s telephone number)

N/A
(Former name and/or address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Bylaws

Effective January 14, 2013, the board of directors amended the bylaws of the Issuer by adding the following as an additional sentence to Section 1.1 of the bylaws:

“In the event an annual meeting of the stockholders has not been held during the prior 12 months, an annual meeting shall be held upon the request of a stockholder or stockholders controlling 10% or more of voting power entitled to vote at any such meeting.”

All provisions of the bylaws previous to the amendment remain in full force and effect.

Item 9.01 Exhibits

The Issuer’s bylaws amended as of January 14, 2013, are filed as Exhibit 3(ii) to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                LKA International, Inc.
Date:  January 15, 2013

                                                                By: /s/ Kye A. Abraham
                                                                      Kye A. Abraham, President